UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549



                                           FORM 8-K



                                        CURRENT REPORT



                            Pursuant to Section 13 or 15(d) of the
                               Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                October 2, 2001
                                                  -----------------------------------------------


                                    Illuminet Holdings, Inc.
-------------------------------------------------------------------------------------------------
                     (Exact name of registrant as specified in its charter)


                DELAWARE                         0-27555                    36-4042177
----------------------------------------- ----------------------- -------------------------------
      (State or other jurisdiction             (Commission                (IRS Employer
           of incorporation)                   File Number)            Identification No.)


4501 Intelco Loop, S.E., Lacey, Washington                                     98503
-------------------------------------------------------------------------------------------------
            (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code                  (360) 493-6000
                                                       ------------------------------------------



                                         Not applicable
-------------------------------------------------------------------------------------------------
                 (Former name or former address, if changed since last report)








Item 5.   Other Events.

        On   September 28,  2001,   Illuminet   Holdings,   Inc.,  a  Delaware   corporation
("Illuminet"),  acquired  all of the  outstanding  stock of BellSouth  International  Wireless
Services,  Inc., a Delaware  corporation  ("BSI-WS") and wholly-owned  subsidiary of BellSouth
Corporation,  a Georgia  corporation.  A copy of the press release  announcing  the completion of the  previously  announced  acquisition of BSI-WS' stock is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)        EXHIBIT.  The following exhibit is filed herewith:

                      99.1          Press Release dated October 2, 2001












                                          SIGNATURES

        Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly  caused  this  report to be signed on its  behalf by the  undersigned  hereunto  duly authorized.


                                                   Illuminet Holdings, Inc.
                                                   -------------------------------------------
                                                   (Registrant)


DATE: October 2, 2001                   By:    /s/ Daniel E. Weiss
      ------------------------                     -------------------------------------------
                                                   Daniel E. Weiss, Vice President - Finance
                                                   and Chief Financial Officer














                                            EXHIBIT INDEX

Exhibit Number                  Description
--------------                  -----------

99.1                  Press Release dated October 2, 2001